Exhibit 99.1

Allied Nevada Drills Brimstone Oxide Zone At Hycroft

Intersects 510 Feet of 0.037 opt Au Equivalent

March 6, 2008 Reno, Nevada- Allied Nevada Gold Corp. (“Allied Nevada” or the “Company”) (AMEX & TSX: ANV) is pleased to announce complete gold and silver assay results for thirty (30) exploration holes, twenty-one (21) of which are reported here. The holes were drilled at the Company’s Hycroft Heap Leach Mine (“Hycroft”) located near Winnemucca, Nevada. As of March 1, 2008, one hundred forty-three (143) drill holes have been completed at Hycroft since the program was initiated in August of 2007, including 109 reverse circulation drill holes and 34 core holes for a total of 114,847 feet drilled. The holes were drilled to an average depth of approximately 800 feet. The five drill rigs (three reverse circulation rotary and two core rigs) operating at Hycroft were utilized from late January through February to delineate oxide resources at Brimstone in furtherance of the Company’s objective of confirming and expanding existing oxide reserves on its Hycroft property. As previously reported, the Company currently targets the fourth quarter of 2008 to commence gold production.

The 21 drill holes reported here and listed in the table below were drilled in the Fire and Brimstone Zones along or within the proposed Brimstone pit boundary. The holes are designed to fill in gaps in the ore block model as well as to better define the pit limits. All 21 drill holes, 13 in the Brimstone Zone and 8 in the Fire Zone, intersected gold-silver mineralization. 18 of the 21 holes intersected significant lengths of oxide and mixed oxide/sulfide gold-silver mineralization. A significant length in a drill hole is defined as a continuous intercept of 100 feet or more of gold-silver mineralization.

All 13 Brimstone Zone drill holes reported here intersected significant thicknesses of gold-silver mineralization. Drill hole H08R-3137 intersected 510 feet of 0.037 Au equivalent from 230 feet to 740 feet from the top of the oxide zone into the mixed oxide/sulfide zone. Drill hole H08R-3131 intersected 425 feet of 0.034 gold equivalent from 220 feet to 645 feet, including 45 feet of 0.083 opt Au, and drill hole H08R-3126 intersected 330 feet of 0.033 Au equivalent from 245 feet to 575 feet. The intercepts in both of these holes are also through oxide mineralization. All three of these holes are drilled south of the existing Brimstone pit (refer to the Company’s website at www.alliednevada.com). Drill hole H08R-3148 intersected 115 feet of 0.056 Au equivalent from 615 to 730 feet in the lower part of the oxide zone on the west side of the Brimstone area. Several of the Brimstone holes also intersected silver mineralization grading over 1 ounce per ton.

The eight holes reported here that were drilled in the Fire Zone, a north-south trending zone of mineralization 1,200 to 1,600 feet to the west of the Brimstone pit, were completed along approximately 1,000 feet of strike length. The planned Brimstone pit expansion incorporates the southern portion of the Fire Zone mineralization. Five of the eight Fire Zone holes intersected gold mineralization over significant widths, including drill hole H08R-3138, which drilled 215 feet of 0.033 Au equivalent from 225 to 440 feet in the oxide zone, and H08R-3135, which intersected 195 feet of 0.031 from 640 to 835 in the lower part of the oxide zone.

BRIMSTONE PIT AREA

Drill Hole	From (feet)	To (feet)	Interval (feet)	Gold (oz/ton)	Silver (oz/ton)	Gold Equivalent (oz/ton)
H08R-3123	540 Feet of Mineralization
	390	930	540	0.014	0.5	0.024
Including	515	535	20	0.034	0.2	0.037
&	675	705	30	0.018	4.9	0.109
&	875	925	50	0.019	0.7	0.032

H08R-3126	330 Feet of Mineralization
	245	575	330	0.022	0.6	0.033
Including	390	455	65	0.044	1.0	0.063
&	490	515	25	0.033	1.3	0.058

H08R-3127	315 Feet of Mineralization
	485	800	315	0.011	0.7	0.024
Including	695	755	60	0.023	1.4	0.050

H08R-3128	265 Feet of Mineralization
	435	700	265	0.011	0.5	0.021
Including	585	610	25	0.020	0.6	0.031
&	655	700	45	0.012	1.5	0.040

H08R-3131	425 Feet of Mineralization
	220	645	425	0.021	0.7	0.034
Including	220	265	45	0.083	0.2	0.086

H08R-3132	285 Feet of Mineralization
	370	410	40	0.018	0.4	0.026
	515	760	245	0.011	1.1	0.031
Including	715	740	25	0.009	2.0	0.047

H08R-3136	220 Feet of Mineralization
	425	530	105	0.019	0.4	0.026
	1050	1165	115	0.023	0.4	0.030
Including	1145	1165	20	0.039	0.6	0.050

H08R-3137	510 Feet of Mineralization
	230	740	510	0.020	0.9	0.037
Including	700	735	35	0.019	1.4	0.045

H08R-3140	170 Feet of Mineralization
	400	435	35	0.017	0.7	0.030
	485	585	100	0.015	0.9	0.032
	640	675	35	0.018	0.1	0.019

H08R-3148	150 Feet of Mineralization
	420	455	35	0.016	0.1	0.017
	615	730	115	0.016	2.2	0.056
	650	655	5	0.024	40.4	0.770

H08R-3151	510 Feet of Mineralization
	320	730	410	0.017	0.2	0.021
Including	340	355	15	0.043	0.1	0.046
	780	880	100	0.044	0.5	0.053
Including	805	820	15	0.117	1.1	0.136

H08R-3154	345 Feet of Mineralization
	305	650	345	0.020	0.2	0.023

H08R-3157	465 Feet of Mineralization
	235	700	465	0.017	0.4	0.025
Including	525	585	60	0.031	0.7	0.044

FIRE ZONE

H08R-3135	195 Feet of Mineralization
	640	835	195	0.027	0.2	0.031
Including	705	720	15	0.067	0.4	0.075

H08R-3138	245 Feet of Mineralization
	225	440	215	0.022	0.6	0.033
Including	230	310	80	0.040	1.4	0.065
&	505	535	30	0.010	0.3	0.016

H08R-3139	170 Feet of Mineralization
	305	475	170	0.014	0.4	0.022

H08R-3146	180 Feet of Mineralization
	360	540	180	0.018	0.3	0.024

H08R-3147	260 Feet of Mineralization
	235	425	190	0.019	0.4	0.027
Including	245	265	20	0.013	2.0	0.051
&	505	575	70	0.013	0.3	0.020

H08R-3150	100 Feet of Mineralization
	340	385	45	0.016	0.3	0.022
&	885	940	55	0.012	0.1	0.014

H08R-3152	40 Feet of Mineralization
	140	180	40	0.025	0.2	0.029

H08R-3156	65 Feet of Mineralization
	305	370	65	0.012	0.6	0.022

“The results of this round of drilling demonstrate the oxide potential on the Hycroft property. Oxide drilling in the Cut 5 area will begin later this month and additional oxide targets are being defined by ongoing geologic mapping and the review of historic drilling and production data” says Rick Russell, Allied Nevada’s Vice President of Exploration. “In the near-term, we plan to concentrate on defining additional oxide gold-silver resources and then resume our deeper sulfide program.”

Completed footage of the current Hycroft drilling program is currently averaging approximately 30,000 feet/month. The five drill rigs have nearly completed the Brimstone oxide programs. The rigs will next be deployed to complete oxide drilling in the Cut 5 area and to drill test other targets as they are developed. Geotechnical and condemnation drilling will also be completed in the near future. For complete drill hole assay information, please see assay data posted on the Company’s website at www.alliednevada.com. Gold equivalent grades were calculated utilizing a $650 per ounce gold price and a $12 per ounce silver price.

(1)	The drill program is being conducted under the supervision of Mr. Rick Russell, Vice President of Exploration for Allied Nevada Gold Corp., who is a Qualified Person as defined by Canadian National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Hycroft Mine. A combination of vertical and angle holes have been drilled to intersect mineralization; however, due to physical constraints and the complex nature of the deposit, true thickness of the drilled intervals cannot be assumed from the measured intercepts. Sampling and assaying methods of this program are being conducted in accordance with the CIM Mineral Exploration Best Practices Guidelines.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934 (and the equivalent under Canadian securities laws), that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, statements regarding results of exploration drilling and assay programs currently underway at Hycroft, potential for confirming, upgrading and expanding oxide gold mineralized material at Hycroft, results of evaluation of underlying sulfide mineralization at Hycroft, anticipated target date for commencement of gold production, and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. Although Allied Nevada management believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks relating to Allied Nevada’s status as a newly formed independent company and its lack of operating history; risks that Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; availability of outside contractors in connection with Hycroft and other activities; and availability and timing of capital for financing the planned reactivation of the Hycroft Mine including uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Allied Nevada’s filings with the U.S. Securities and Exchange Commission (the “SEC”) including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required under applicable securities laws.

For further information on Allied Nevada, please contact Scott Caldwell or Hal Kirby at (775) 358-4455 or visit the Allied Nevada website at www.alliednevada.com.